SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, DC  20549

                             ___________________

                                  FORM 8-K

                               CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934

       Date of Report (Date of earliest event reported):  May 17, 2001

                              WMECO FUNDING LLC
             (Exact Name of Registrant as specified in charter)



      Delaware             333-59118             04-3555168
  (State or Other         (Commission           (IRS employer
    jurisdiction          file number)       identification no.)
 of incorporation)

     174 Brush Hill Avenue,                   01089
      West Springfield MA
(Address of principal executive             (Zip code)
            offices)


 Registrant's telephone number, including area code:  (413) 785-5871

                               N/A
  (Former name or former address, if changed since last report)


Item 5.  Other Events

     On May 17, 2001, WMECO Funding LLC ("WMECO Funding"), a subsidiary of Western Massachusetts Electric Company ("WMECO"), closed the sale of $155,000,000 of notes to Massachusetts RRB Special Purpose Trust WMECO-1, a special purpose trust. The trust in turn sold, through underwriters, $155,000,000 of rate reduction certificates to the public. The notes were issued in a single class. WMECO Funding applied the proceeds from the sale of the notes to the purchase of certain transition property from WMECO. The certificates were issued in a single class with a maturity and other terms identical to the notes. The relevant documentation is set forth in item 7 hereto.

Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

(a) Not Applicable

(b) Not Applicable

(c) Exhibits:

1.1 Underwriting Agreement dated May 11, 2001.

3.2 Limited Liability Company Agreement of WMECO Funding LLC dated as of March 28, 2001 and amended and restated as of May 17, 2001.

4.1 Note Indenture dated as of May 17, 2001.

4.2 Certificate Indenture dated as of May 17, 2001.

4.3 Declaration of Trust dated as of May 15, 2001.

4.4 Form of Note (contained in Note Indenture filed as Exhibit 4.1).

4.5 Form of Rate Reduction Certificate (contained in Certificate
    Indenture filed as Exhibit 4.2).

10.1 Transition Property Purchase and Sale Agreement dated as of May
     17, 2001.

10.2 Transition Property Servicing Agreement dated as of May 17,
     2001.

10.3 Note Purchase Agreement dated as of May 17, 2001.


10.4 Administration Agreement dated as of May 17, 2001.


10.5 Fee and Indemnity Agreement dated as of May 17, 2001.






                                 SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                 WMECO Funding LLC



Date:  May 24, 2001              By:   /S/ Randy A. Shoop
                                       Name:  Randy A. Shoop
                                       Title:  President






                                EXHIBIT INDEX

     The following designated exhibits are filed herewith:

(a) Not Applicable

(b) Not Applicable

(c) Exhibits:

1.1 Underwriting Agreement dated May 11, 2001.

3.2 Limited Liability Company Agreement of WMECO Funding LLC dated as of March 28, 2001 and amended as of May 17, 2001.

4.1 Note Indenture dated as of May 17, 2001.

4.2 Certificate Indenture dated as of May 17, 2001.

4.3 Declaration of Trust dated as of May 15, 2001.

4.4 Form of Note (contained in Note Indenture filed as Exhibit 4.1).

4.5 Form of Rate Reduction Certificate (contained in Certificate
    Indenture filed as Exhibit 4.2).

10.1 Transition Property Purchase and Sale Agreement dated as of May
     17, 2001.

10.2 Transition Property Servicing Agreement dated as of May 17,
     2001.

10.3 Note Purchase Agreement dated as of May 17, 2001.


10.4 Administration Agreement dated as of May 17, 2001.


10.5 Fee and Indemnity Agreement dated as of May 17, 2001.